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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): April 2, 2001

                         AMERITRADE HOLDING CORPORATION
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             (Exact name of registrant as specified in its charter)


      Delaware                      0-22163                      47-0642657
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(State or other jurisdiction     (Commission                 (I.R.S. Employer
     of incorporation)           File Number)                Identification No.)



      4211 South 102nd Street
          Omaha, Nebraska                                         68127
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(Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code: (402) 331-7856

                                 Not Applicable
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          (Former name or former address, if changed since last report)






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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

        On April 2, 2001, Ameritrade Holding Corporation, a Delaware corporation (the "Company") completed the acquisition of TradeCast Inc., a Delaware corporation ("TradeCast"). The acquisition was effected pursuant to a merger whereby TC Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of the Company (the "Merger Sub"), was merged with and into TradeCast and pursuant to an acquisition of all of the partnership and limited liability interests in two subsidiaries of TradeCast held by ForTradeCast L Partners, L.P., a Texas limited partnership ("ForTradeCast L"), and ForTradeCast S Partners, L.P., a Texas limited partnership ("ForTradeCast S"). The acquisition was pursuant to an Agreement and Plan of Merger (the "Merger Agreement"), dated as of February 13, 2001, as amended March 30, 2001, among the Company, TradeCast, the Merger Sub and the Stockholders of TradeCast; and an Interest Purchase Agreement (the "Interest Purchase Agreement"), dated as of February 13, 2001, as amended March 30, 2001, among the Company, ForTradeCast L and ForTradeCast S. As a result of the acquisition, TradeCast has become a wholly-owned subsidiary of the Company, and the Company has acquired all of the ownership interest in TradeCast Investments Ltd., a Texas limited partnership ("TradeCast Ltd."). TradeCast Ltd., through its subsidiaries, is a leading provider of direct access trade execution and software designed for the active trader.

        Pursuant to the terms of the Merger Agreement and Interest Purchase Agreement, the Company issued 7,500,000 shares of its Class A Common Stock to the Stockholders of TradeCast and to ForTradeCast L and ForTradeCast S, including 375,000 shares which are being held in escrow pursuant to the indemnification provisions of the Merger Agreement. The Company also issued an additional 712,500 shares of its Class A Common Stock in connection with the acquisition which are being held in escrow and may be released based on future performance, and may issue an additional 37,500 shares of its Class A Common Stock to an employee of TradeCast Ltd. based on future performance and employment. The acquisition will be accounted for as a purchase.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(a)     Financial Statements of Businesses Acquired

        The financial statements required by this item will be filed by amendment no later than 60 days after the date that this initial report on Form 8-K was required to be filed.

(b)     Pro Forma Financial Information

        The pro forma financial information required by this item will be filed by amendment no later than 60 days after the date that this initial report on Form 8-K was required to be filed.


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(c)     Exhibits

2.1 Agreement and Plan of Merger, dated as of February 13, 2001, among Ameritrade Holding Corporation, TradeCast Inc., TC Merger Sub, Inc. and the Stockholders of TradeCast Inc.

2.2     Amendment No. 1 to Agreement and Plan of Merger, dated as of March 30,
          2001

2.3     Amendment No. 2 to Agreement and Plan of Merger, dated as of March 30,
          2001

2.4 Interest Purchase Agreement, dated as of February 13, 2001, among Ameritrade Holding Corporation, ForTradeCast L Partners, L.P., and ForTradeCast S Partners, L.P.

2.5     Amendment No. 1 to Interest Purchase Agreement, dated as of March 30,
          2001

2.6     Amendment No. 2 to Interest Purchase Agreement, dated as of March 30,
          2001


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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  April 12, 2001                            AMERITRADE HOLDING CORPORATION


                                                  By: /s/ John R. MacDonald
                                                     ---------------------------
                                                     John R. MacDonald
                                                     Vice President and
                                                     Chief Financial Officer



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                                  EXHIBIT INDEX

EXHIBIT
NUMBER    DESCRIPTION OF DOCUMENT

2.1 Agreement and Plan of Merger, dated as of February 13, 2001, among Ameritrade Holding Corporation, TradeCast Inc., TC Merger Sub, Inc. and the Stockholders of TradeCast Inc.

2.2       Amendment No. 1 to Agreement and Plan of Merger, dated as of March 30,
          2001

2.3       Amendment No. 2 to Agreement and Plan of Merger, dated as of March 30,
          2001

2.4 Interest Purchase Agreement, dated as of February 13, 2001, among Ameritrade Holding Corporation, ForTradeCast L Partners, L.P., and ForTradeCast S Partners, L.P.

2.5       Amendment No. 1 to Interest Purchase Agreement, dated as of March 30,
          2001

2.6       Amendment No. 2 to Interest Purchase Agreement, dated as of March 30,
          2001



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